[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)


                              [Graphic Omitted]


                    MFS(R) MUNICIPAL
                    LIMITED MATURITY FUND

                    ANNUAL REPORT o APRIL 30, 2000


          ------------------------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 30)
          ------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 28
Trustees and Officers ..................................................... 33


       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE         ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                         MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment in perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results; however, over the long term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include

  o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

  o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with fewer employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

  o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for each of the past four years.

  o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

  o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund and by helping us reduce credit risk, which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

May 18, 2000
--------------
(1)The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended April 30, 2000, Class A shares of the Fund provided a total return of 0.38%, Class B shares -0.43%, and Class C shares -0.48%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, the average short/intermediate-term municipal bond fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 0.16%. The Fund's results also compare to returns of 1.57% and 0.37% for the Lehman Brothers Municipal Bond Three-Year and Five-Year indices, respectively. These are unmanaged indices of investment-grade, fixed-rate municipal bonds.

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A. Like the fixed-income market's performance, the Fund's performance was affected by rising interest rates. During the past 12 months, the market was wracked by concerns that strong domestic and foreign economic growth, along with low unemployment, would lead to an increase in inflation. These concerns were reflected in higher interest rates, encouraged by five hikes in short-term interest rates by the Federal Reserve Board (the Fed), which was trying to cool off the economy and dampen inflationary pressures. However, for most of the period, few signs of inflation emerged. The popular media talked of the birth of a "new economy," in which technological advancements would improve productivity to the point where growth could proceed at a higher rate without inciting inflation.

    That talk died down in April, when more signs of inflation emerged. Economic growth in the last two quarters of 1999 and the first quarter of 2000 turned out to be particularly strong. The Employment Cost Index -- a measure of the cost to business for wages and benefits -- came in at its highest rate in about five years. And the core Consumer Price Index -- which does not include food or energy costs -- was twice as high as expected in April. Interest rates rose as markets started to factor in the Fed's more aggressive approach toward raising short-term rates.

    Within that backdrop, the Fund performed more like the Lehman Brothers Municipal Bond Five-Year Index than the Three-Year Index because our portfolio had an average maturity of about five years. The shorter-term bonds that make up the Three-Year Index performed better because shorter-term securities are less susceptible than longer-term securities to the bond price deterioration that accompanies rising interest rates.

Q.  WHAT STRATEGIES DID YOU PURSUE WITH THE FUND?

A. As the year progressed, we became more cautious about the direction of interest rates. From the beginning of May until mid-November 1999, we shortened the Fund's average maturity and duration, the latter from 4.0 years to 3.4 years. Duration is a measure of a fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a fund is to rate changes, and vice versa. Since the end of November, we've let the duration creep back up because we became more optimistic that we were closer to the end of the Fed's rate-hike program. The Fund's duration on April 30 was at 3.8 years, a positioning that has helped us capture the benefits of the overall rally (with the exception of April) that we've seen so far in 2000.

Q.  WHAT'S THE FOCUS OF YOUR INVESTMENT APPROACH?

A. Our management of the Fund is driven by quantitative analysis of the different value opportunities offered along the yield curve. The yield curve is a graphic representation of the difference between short- and long-term interest rates. Our quantitative approach incorporates historical analysis that helps us pick bonds at what we believe is the optimal spot on the curve -- where yields are most attractive relative to alternatives with different maturities. While we maintain the Fund's average maturity at about five years, we can achieve that by investing in any mix of bonds, including those with very short maturities or those with maturities of up to 20 years. We constantly shift the mix as a result of our ongoing analysis.

    For example, one year ago 2.5% of the Fund was invested in securities with maturities between zero and one year because we were optimistic about the bond market. However, we became more defensive when it became clear that the Fed had embarked on a protracted program of hiking short-term rates. We felt that yields were under pressure and would probably continue to rise, so we increased these short-term holdings to 14% of the Fund by the end of the period. By doing so, we were able to capture higher short-term yields as they emerged.

    At the end of the period, the yield curve was very flat, so it didn't pay to invest in longer-term securities. In such an environment, we feel it's best to maintain a significant weighting in securities with very short maturities and wait until the curve steepens to the point where long-term rates are higher than shorter-term alternatives. For that to happen, longer yields would have to rise or short-term rates would have to decline. If longer yields rise, our minimal exposure there should insulate the Fund from price depreciation in that part of the curve. If the curve steepens because shorter-term rates come down, then we think the Fund should benefit from the price appreciation enjoyed by those securities.

Q.  WHAT APPROACH DID YOU TAKE CONCERNING CREDIT QUALITY?

A. Earlier in the period, we worked to upgrade the overall credit quality of the Fund because lower-quality issues did not compensate us for taking on their added credit risk. However, lower-quality bonds more recently started to offer compelling values, so we've looked for opportunities to add to this position in order to potentially benefit from the additional income they currently offer. In our credit-quality approach, we aim to differentiate ourselves with MFS Original Research(R), through which we implement a fundamental, issuer-oriented, bottom-up approach to selecting securities for the portfolio. We have a strong team of research analysts who examine the fundamental strengths and weaknesses of each issuer. Our goal is to provide income while managing risk for the benefit of our shareholders.

Q.  DID YOU FAVOR PARTICULAR STATES OR SECTORS?

A. As far as states were concerned, no. We've seen a vibrant economic environment throughout the United States. This contrasts with the cycles we used to experience, in which particular regions or states would perform better than others. Looking at sectors, we added housing bonds because we feel they provided income and good credit quality. In addition, we de-emphasized health care. The damage has been very bad in this industry, as managed care competition and concerns about declines in Medicare and Medicaid reimbursements resulting from the Balanced Budget Act of 1997 caused significant difficulties. However, more recently we've started looking for hospital bonds coming to market with attractive yields. Many quality hospitals are trading very cheaply; their prices dropped just because their industry fell from favor. At this point, we felt we could pick and choose among rural hospitals that we feel have a strong financial position, solid management, and no competition.

Q.  WHAT IS YOUR OUTLOOK?

A. The Fed is widely anticipated to take a more aggressive approach toward raising short-term rates. While we believe the Fed will do what is necessary to contain inflation, we also feel we are getting close to a peak in rates. New housing construction has started to slow and the volatile equity markets have helped trim consumer confidence. If the Fed continues to hike short-term rates and the economy starts to slow, we expect that interest rates could be lower six months from now. In any event, over the next 12 months we don't expect the same kind of marked increase in interest rates we experienced during the past 12 months. For our part, we'll maintain a heavy weighting in short-maturity instruments, aiming to shift into longer-term bonds over the next few months if opportunities present themselves.

 /s/ Michael L. Dawson                      /s/ Geoffrey L. Schechter

     Michael L. Dawson                          Geoffrey L. Schechter
     Portfolio Manager                          Portfolio Manager

* Note to Shareholders: Effective March 23, 2000, Michael L. Dawson and Geoffrey L. Schechter became managers of the Fund, replacing Christopher J. Mier.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

MICHAEL L. DAWSON IS ASSISTANT VICE PRESIDENT AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS AT MFS INVESTMENT MANAGEMENT(R). HE IS ALSO A PORTFOLIO MANAGER OF MFS(R) MUNICIPAL BOND FUND, MFS(R) MUNICIPAL LIMITED MATURITY FUND, AND MFS(R) MUNICIPAL INCOME FUND. HE JOINED MFS IN 1998 AND WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999. PRIOR TO JOINING MFS, MR. DAWSON WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN MAY 1999.

GEOFFREY L. SCHECHTER IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) MUNICIPAL BOND FUND, MFS(R) MUNICIPAL LIMITED MATURITY FUND, AND MFS(R) MUNICIPAL INCOME FUND. HE IS ALSO A PORTFOLIO MANAGER OF ALL MFS' STATE MUNICIPAL BOND FUNDS. MR. SCHECHTER JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. MR. SCHECHTER IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL
RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING
SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:             SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                       FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION
                       OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS: MARCH 17, 1992

CLASS INCEPTION:       CLASS A  MARCH 17, 1992
                       CLASS B  SEPTEMBER 7, 1993
                       CLASS C  JULY 1, 1994

SIZE:                  $52.0 MILLION NET ASSETS AS OF APRIL 30, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, March 17, 1992, through April 30, 2000. Index information is from April 1, 1992.)

           MFS Municipal       Lehman Brothers        Lehman Brothers
         Limited Maturity      Municipal Bond          Municipal Bond
          Fund -- Class A     Three-Year Index        Five-Year Index
--------------------------------------------------------------------------------
3/92         $ 9,750             $10,000                 $10,000
4/94          10,934              11,194                  11,435
4/96          11,901              12,447                  12,887
4/98          12,937              13,741                  14,395
4/00          13,590              14,759                  15,383


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH APRIL 30, 2000

CLASS A
                                                               1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +0.38%      +10.32%      +20.03%      +39.39%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +0.38%      + 3.33%      + 3.72%      + 4.17%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -2.13%      + 2.46%      + 3.20%      + 3.85%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                                               1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 -0.43%      + 7.77%      +15.49%      +32.06%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -0.43%      + 2.53%      + 2.92%      + 3.49%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -4.28%      + 1.59%      + 2.57%      + 3.49%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                                               1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 -0.48%      + 7.54%      +15.04%      +32.74%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -0.48%      + 2.45%      + 2.84%      + 3.55%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -1.44%      + 2.45%      + 2.84%      + 3.55%
--------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                               1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------------------------------------
Average short/intermediate-term municipal bond fund+           +0.16%      + 3.50%      + 3.93%      + 4.55%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Three-Year Index#               +1.57%      + 4.27%      + 4.73%      + 4.93%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Five-Year Index#                +0.37%      + 4.48%      + 4.99%      + 5.47%
--------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Fund's investment operations, March 17, 1992, through April 30, 2000.
    Index information is from April 1, 1992.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE
RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2000

QUALITY RATINGS
Source: Standard & Poor's and Moody's

               "AAA"                              47.8%
               "AA"                               20.8%
               "A"                                15.7%
               "BBB"                              12.4%
               Other                               3.3%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2000

Municipal Bonds - 95.0%
--------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
--------------------------------------------------------------------------------
General Obligation - 21.3%
  Bloomington, MN, Independent School District,
    5.25s, 2011                                             $   500  $   500,465
  Central Falls, RI, Asset Guaranty, 5.5s, 2005                 440      445,610
  Chicago, IL, Public Building Commerce Rev., FGIC,
    5.5s, 2006                                                  250      254,965
  Commonwealth of Massachusetts, 5.75s, 2005                    500      514,570
  Harris County, TX, 5.875s, 2006                               500      521,145
  Indianapolis, IN, Local Public Improvement Bond Bank,
    6.25s, 2001                                               1,000    1,011,200
  Jefferson County, KY, FSA, 0s, 2004                         1,000      802,030
  Kauai County, HI, FGIC, 6.25s, 2019                           375      385,054
  Lawrence, MA, AMBAC, 9.7s, 2001                             1,000    1,044,490
  Manistee, MI, Public Schools, FGIC, 5.15s, 2010               100       98,951
  Mauston, WI, Joint School District, FGIC, 5.55s, 2005         500      508,365
  Montgomery County, MD, 5.375s, 2005                           500      508,295
  New York City, NY, 5s, 2001                                   135      135,668
  New York City, NY, 6.125s, 2001                               525      533,516
  New York City, NY, 5.7s, 2002                                 500      507,300
  New York City, NY, 5.3s, 2003                                 500      502,615
  North Slope Borough, AK, MBIA, 0s, 2001                       600      582,228
  Norwin, PA, School District, FGIC, 6s, 2020                   250      251,715
  Round Rock, TX, Independent School District, PSF,
    6.5s, 2011                                                  500      546,285
  State of Louisiana, FGIC, 6s, 2000                            500      501,855
  State of Mississippi, 5.5s, 2006                              250      255,432
  State of South Carolina, 5.75s, 2007                          500      518,640
  Wisconsin Housing & Economic Development, AMBAC,
    4.9s, 2005                                                  160      158,461
                                                                     -----------
                                                                     $11,088,855
--------------------------------------------------------------------------------
State and Local Appropriation - 14.7%
  Indiana Bond Bank Rev., AMBAC, 5.3s, 2007                 $   350  $   352,296
  Michigan Building Authority Rev., 6.2s, 2002                1,000    1,031,470
  New York Dormitory Authority Rev. (City University),
    5s, 2003                                                  1,060    1,055,346
  New York Medical Care Facilities Finance Agency Rev.,
    5.9s, 2000                                                  175      175,632
  New York Urban Development Corp. Rev., 6s, 2002             1,000    1,014,560
  New York Urban Development Corp. Rev., AMBAC, 5.4s, 2006 1,000 1,014,250 New York Urban Development Corp. Rev. (Correctional
    Facilities), 5.5s, 2001                                   1,000    1,006,380
  Ohio Building Authority, State Facilities Administration
    Building, 5.375s, 2013                                    1,000      991,630
  State of Oregon, AMBAC, 5.5s, 2008                            500      507,450
  State of Utah, Building Ownership Authority Lease Rev.,
    FSA, 0s, 2005                                               685      524,546
                                                                     -----------
                                                                     $ 7,673,560
--------------------------------------------------------------------------------
Refunded and Special Obligations - 6.0%
  Delaware County, IN, Hospital Authority (Ball Memorial
    Hospital), AMBAC, 6.625s, 2001                          $   900  $   906,750
  Indiana Health Facility Hospital Rev. (Sisters of St.
    Francis Health), MBIA, 5s, 2002                               5        5,013
  Michigan Building Authority Rev., 5.4s, 2003                  375      385,958
  Michigan Hospital Finance Authority Rev. (Genesys Health
    System), ETM, 5.5s, 2007                                    750      762,735
  Milwaukee, WI, Metropolitan Sewage District, ETM,
    6.7s, 2001                                                  500      513,610
  New York City, NY, ETM, 6.125s, 2001                           75       76,380
  State of Mississippi, ETM, 6.2s, 2008                         455      482,195
                                                                     -----------
                                                                     $ 3,132,641
--------------------------------------------------------------------------------
Airport and Port Revenue - 0.5%
  Cleveland, OH, Airport Systems Rev., FSA, 5.5s, 2008      $   250  $   251,063
--------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 9.5%
  American Public Energy Agency, Gas Supply Rev. (Nebraska
    Public Gas Agency), AMBAC, 5s, 2007                     $   500  $   477,585
  Beaver County, PA, Industrial Development Authority,
    Pollution Control Rev. (Ohio Edison Co.), 4.65s, 2033       500      471,350
  Intermountain Power Agency, UT, Power Supply Rev., FSA,
    5.25s, 2001                                                 500      502,480
  Lower Colorado River Authority, TX, FSA, 5.5s, 2008           600      610,542
  Oklahoma Development Finance Authority (Public Service
    Co. of Oklahoma), 4.875s, 2014                            1,000      977,110
  Sacramento, CA, Municipal Utility District Electric
    Rev., FGIC, 6s, 2001                                        620      631,420
  State of Wisconsin, 6s, 2004                                  500      516,770
  Washington Public Power Supply System Rev., 5.45s, 2000       750      751,043
                                                                     -----------
                                                                     $ 4,938,300
--------------------------------------------------------------------------------
Health Care Revenue - 7.4%
  Baxter County, AR, Hospital Rev., 4.7s, 2005              $   320  $   294,400
  Colorado Health Facilities Authority Rev. (National
    Benevolent Assn.), 4.5s, 2002                               280      272,902
  Delaware County, PA, Hospital Rev. (Crozer-Chester
    Medical Center), 4.75s, 2005                                500      458,800
  Denver, CO, Health & Hospital Rev., 5.125s, 2006              200      188,724
  Marion County, FL, Hospital District Rev., Health
    Systems, 4.75s, 2005                                        500      472,145
  Maryland Health and Higher Educational Facilities
    (University of Maryland), 6s, 2002                          250      250,878
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 4.8s, 2006                               600      552,168
  Michigan Hospital Finance Authority Rev. (Mercy Health
    Services), 5.5s, 2000                                       500      501,325
  Missouri Health & Educational Facilities Authority Rev.
    (Freeman Health Systems), 4.65s, 2003                       450      432,904
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 5.55s, 2001                                170      170,248
  Waco, TX, Health Facilities Development Corp. (Ascension
    Health), 5.5s, 2009                                         250      246,765
                                                                     -----------
                                                                     $ 3,841,259
--------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.7%
 De Soto Parish, LA, Pollution Control Rev.
    (International Paper Co.), 5.05s, 2002                  $   350  $   348,400
--------------------------------------------------------------------------------
Insured Health Care Revenue - 1.0%
  Illinois Health Facilities Authority Rev. (Childrens
    Memorial Hospital), AMBAC, 5.75s, 2011                  $   250  $   254,655
  St. Cloud, MN, Health Care Rev. (St. Cloud Hospital),
    FSA, 5.5s, 2005                                             260      262,181
                                                                     -----------
                                                                     $   516,836
--------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.2%
  Alaska Housing Finance Corp., MBIA, 4.55s, 2002           $   350  $   345,443
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010       130      129,277
  Panhandle, TX, Regional Housing Finance, 5.75s, 2003          205      204,717
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.15s, 2001                                               1,000    1,004,510
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.25s, 2002                                               1,000    1,005,600
                                                                     -----------
                                                                     $ 2,689,547
--------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.5%
  Denver, CO, City & County Excise Tax, FSA, 5.25s, 2008 $ 500 $ 499,670 District of Columbia, Redevelopment Land Agency,
    5.625s, 2010                                                315      317,073
  Virgin Islands Public Finance Authority, 5.5s, 2005         1,000      994,540
                                                                     -----------
                                                                     $ 1,811,283
--------------------------------------------------------------------------------
Single Family Housing Revenue - 5.4%
  Colorado Housing Finance Authority, 7.25s, 2010           $   535  $   583,658
  Colorado Housing Finance Authority, 6.7s, 2016                250      267,058
  Mississippi Home Corp., GNMA, 5.1s, 2017                      250      235,128
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, 5.45s, 2006                                     500      500,565
  Oklahoma Housing Finance Agency, GNMA/FNMA, 7.6s, 2015        350      384,331
  South Dakota Housing Development Authority, FNMA,
    5.65s, 2011                                                 250      245,957
  Wyoming Community Development Authority, Housing Rev.,
    5s, 2006                                                    600      583,374
                                                                     -----------
                                                                     $ 2,800,071
--------------------------------------------------------------------------------
Solid Waste Revenue - 2.3%
  Arlington County, VA, Industrial Development Authority,
    Resource Recovery Rev. (Alexandria/Arlington Waste),
    FSA, 5.25s, 2009                                        $   500  $   495,225
  Ashdown, AR, Pollution Control Rev. (Nekoosa Papers,
    Inc.), 4.75s, 2008                                          250      228,645
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.15s, 2007                                     500      468,800
                                                                     -----------
                                                                     $ 1,192,670
--------------------------------------------------------------------------------
Student Loan Revenue - 3.0%
  Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003           $   400  $   397,784
  Louisiana Public Facilities Authority (Student Loan
    Rev.), 6.5s, 2002                                           770      784,745
  Michigan Higher Education Student Loan, AMBAC, 5s, 2007       410      397,024
                                                                     -----------
                                                                     $ 1,579,553
--------------------------------------------------------------------------------
Turnpike Revenue - 5.8%
  Denver, CO, City & County Airport Rev., MBIA, 6s, 2006    $ 1,000  $ 1,041,440
  New Jersey Transit Corp., FSA, 5s, 2000                     1,000    1,002,140
  Orlando & Orange County, FL (Expressway Florida), FGIC,
    6.064s, 2004(++)                                          1,000      987,680
                                                                     -----------
                                                                     $ 3,031,260
--------------------------------------------------------------------------------
Universities - 3.8%
  District of Columbia (Georgetown University), MBIA,
    5.5s, 2001                                              $   500  $   504,840
  Massachusetts Development Finance Agency (Xaverian
    Brothers High School), 4.9s, 2007                           175      167,585
  Metropolitan Nashville, TN (Vanderbilt University),
    5.25s, 2001                                                 500      504,575
  State of New Hampshire, Higher Education & Health (New
    Hampshire College), 5.65s, 2003                             320      318,029
  University of New Mexico, 5.75s, 2020                         500      496,405
                                                                     -----------
                                                                     $ 1,991,434
--------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.7%
  Fort Worth, TX, Water and Sewer Rev., 5.5s, 2004           $1,000  $ 1,014,890
  Philadelphia, PA, Water & Sewer Rev., MBIA, 0s, 2002          500      443,560
  Seattle, WA, Water Systems Rev., 5s, 2008                     475      468,739
                                                                     -----------
                                                                     $ 1,927,189
--------------------------------------------------------------------------------
Other - 1.2%
  Oregon Department of Administrative Services, Lottery
    Rev., FSA, 5s, 2009                                     $   200  $   196,078
  Phoenix, AZ, Civic Improvement, AMBAC, 5.5s, 2007             250      254,555
  Suffolk County, NY, Judicial Facilities (John P. Cohalan
    Complex), AMBAC, 5.75s, 2011                                160      165,778
                                                                     -----------
                                                                     $   616,411
--------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $49,992,456)                 $49,430,332
--------------------------------------------------------------------------------

Floating Rate Demand Notes - 3.3%
--------------------------------------------------------------------------------
  Gulf Breeze, FL, due 05/03/00                             $   300  $   300,000
  Sevier County, TN, Public Building Authority,
    due 05/04/00                                              1,400    1,400,000
--------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                 $ 1,700,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $51,692,456)                     $51,130,332
Other Assets, Less Liabilities - 1.7%                                    895,712
--------------------------------------------------------------------------------
Net assets - 100.0%                                                  $52,026,044
--------------------------------------------------------------------------------
(++) Inverse floating rate security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
APRIL 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $51,692,456)          $51,130,332
  Cash                                                               13,415
  Receivable for Fund shares sold                                   353,433
  Receivable for investments sold                                   165,000
  Interest receivable                                               730,648
  Other assets                                                          383
                                                                -----------
      Total assets                                              $52,393,211
                                                                -----------
Liabilities:
  Distributions payable                                         $    57,115
  Payable for Fund shares reacquired                                 34,015
  Payable for investments purchased                                 262,853
  Payable to affiliates -
    Management fee                                                    1,279
    Reimbursement fee                                                 2,202
    Distribution and service fee                                      6,618
  Accrued expenses and other liabilities                              3,085
                                                                -----------
      Total liabilities                                         $   367,167
                                                                -----------
Net assets                                                      $52,026,044
                                                                ===========
Net assets consist of:
  Paid-in capital                                               $53,943,336
  Unrealized depreciation on investments                           (562,124)
  Accumulated net realized loss on investments                   (1,372,721)
  Accumulated undistributed net investment income                    17,553
                                                                -----------
      Total                                                     $52,026,044
                                                                ===========
Shares of beneficial interest outstanding                        7,081,001
                                                                 =========
Class A shares:
  Net asset value per share
    (net assets of $42,276,917 / 5,753,030 shares of
     beneficial interest outstanding)                             $7.35
                                                                  =====
  Offering price per share (100 / 97.5 of net asset value
     per share)                                                   $7.54
                                                                  =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $6,781,123 / 924,149 shares of beneficial
     interest outstanding)                                        $7.34
                                                                  =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $2,968,004 / 403,822 shares of beneficial
     interest outstanding)                                        $7.35
                                                                  =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 2,730,396
                                                                    -----------
  Expenses -
    Management fee                                                  $   225,836
    Trustees' compensation                                               11,356
    Shareholder servicing agent fee                                      56,525
    Distribution and service fee (Class A)                               66,476
    Distribution and service fee (Class B)                               79,095
    Distribution and service fee (Class C)                               39,368
    Administrative fee                                                    7,438
    Custodian fee                                                        24,958
    Printing                                                              2,883
    Postage                                                               4,992
    Auditing fees                                                        32,823
    Legal fees                                                            1,687
    Registration fees                                                    38,872
    Miscellaneous                                                        18,907
                                                                    -----------
      Total expenses                                                $   611,216
    Fees paid indirectly                                                (13,320)
    Reduction of expenses by investment adviser                         (17,680)
                                                                    -----------
      Net expenses                                                  $   580,216
                                                                    -----------
        Net investment income                                       $ 2,150,180
                                                                    -----------
Realized and unrealized loss on investments:
  Realized loss on investment transactions (identified cost basis)  $  (805,029)
  Change in unrealized depreciation on investments                   (1,342,385)
                                                                    -----------
        Net realized and unrealized loss on investments             $(2,147,414)
                                                                    -----------
          Increase in net assets from operations                    $     2,766
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                  2000            1999
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $  2,150,180    $  1,939,196
  Net realized gain (loss) on investments                         (805,029)        131,130
  Net unrealized gain (loss) on investments                     (1,342,385)        216,980
                                                              ------------    ------------
    Increase in net assets from operations                    $      2,766    $  2,287,306
                                                              ------------    ------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $ (1,751,231)   $ (1,603,398)
  From net investment income (Class B)                            (261,029)       (243,023)
  From net investment income (Class C)                            (121,694)       (120,982)
                                                              ------------    ------------
    Total distributions declared to shareholders              $ (2,133,954)   $ (1,967,403)
                                                              ------------    ------------
Net increase (decrease) in net assets from Fund
  share transactions                                          $ (5,113,524)   $ 10,486,783
                                                              ------------    ------------
    Total increase (decrease) in net assets                   $ (7,244,712)   $ 10,806,686
Net assets:
  At beginning of period                                        59,270,756      48,464,070
                                                              ------------    ------------
  At end of period (including accumulated undistributed net
    investment income of $17,553 and $1,327, respectively)    $ 52,026,044    $ 59,270,756
                                                              ============    ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2000               1999              1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $ 7.62             $ 7.57            $ 7.50           $ 7.53           $ 7.45
                                                 ------             ------            ------           ------           ------
Income from investment operations# -
  Net investment income(S)                       $ 0.30             $ 0.29            $ 0.30           $ 0.29           $ 0.30
  Net realized and unrealized gain (loss)
    on investments                                (0.27)              0.06              0.07            (0.03)            0.08
                                                 ------             ------            ------           ------           ------
      Total from investment operations           $ 0.03             $ 0.35            $ 0.37           $ 0.26           $ 0.38
                                                 ------             ------            ------           ------           ------
Less distributions declared to
  shareholders from net investment income        $(0.30)            $(0.30)           $(0.30)          $(0.29)          $(0.30)
                                                 ------             ------            ------           ------           ------
Net asset value - end of period                  $ 7.35             $ 7.62            $ 7.57           $ 7.50           $ 7.53
                                                 ======             ======            ======           ======           ======
Total return(+)                                    0.38%              4.65%             5.02%            3.51%            5.11%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       0.88%              0.88%             0.87%            0.95%            0.95%
  Net investment income                            3.99%              3.84%             3.97%            3.86%            4.00%
Portfolio turnover                                   60%                31%               51%              78%              43%
Net assets at end of period (000 omitted)       $42,277            $45,840           $37,595          $40,953          $50,387

(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income and the ratios would have been:
      Net investment income                      $ 0.30             $ 0.28            $ 0.30           $ 0.29           $ 0.30
      Ratios (to average net assets):
        Expenses##                                 0.91%              0.99%             1.01%            1.02%            0.99%
        Net investment income                      3.96%              3.71%             3.85%            3.79%            3.96%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2000               1999              1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $ 7.61             $ 7.56            $ 7.49           $ 7.52           $ 7.44
                                                 ------             ------            ------           ------           ------
Income from investment operations# -
  Net investment income(S)                       $ 0.24             $ 0.23            $ 0.24           $ 0.23           $ 0.25
  Net realized and unrealized gain (loss)
    on investments                                (0.27)              0.06              0.07            (0.03)            0.07
                                                 ------             ------            ------           ------           ------
      Total from investment operations           $(0.03            )$ 0.29            $ 0.31           $ 0.20           $ 0.32
                                                 ------             ------            ------           ------           ------
Less distributions declared to
  shareholders from net investment income        $(0.24)            $(0.24)           $(0.24)          $(0.23)          $(0.24)
                                                 ------             ------            ------           ------           ------
Net asset value - end of period                  $ 7.34             $ 7.61            $ 7.56           $ 7.49           $ 7.52
                                                 ======             ======            ======           ======           ======
Total return                                      (0.43)%             3.85%             4.22%            2.71%            4.34%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       1.69%              1.66%             1.64%            1.73%            1.70%
  Net investment income                            3.18%              3.06%             3.20%            3.08%            3.25%
Portfolio turnover                                   60%                31%               51%              78%              43%
Net assets at end of period (000 omitted)        $6,781             $9,149            $7,618           $6,503           $7,749
(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income and the ratios would have been:
      Net investment income                      $ 0.24             $ 0.22            $ 0.24           $ 0.23           $ 0.25
      Ratios (to average net assets):
        Expenses##                                 1.72%              1.77%             1.78%            1.80%            1.74%
        Net investment income                      3.15%              2.93%             3.08%            3.01%            3.21%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2000               1999              1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $ 7.63             $ 7.57            $ 7.50           $ 7.53           $ 7.45
                                                 ------             ------            ------           ------           ------
Income from investment operations# -
  Net investment income(S)                       $ 0.23             $ 0.23            $ 0.23           $ 0.23           $ 0.23
  Net realized and unrealized gain (loss)
    on investments                                (0.28)              0.06              0.08            (0.03)            0.08
                                                 ------             ------            ------           ------           ------
      Total from investment operations           $(0.05            )$ 0.29            $ 0.31           $ 0.20           $ 0.31
                                                 ------             ------            ------           ------           ------
Less distributions declared to
  shareholders from net investment income        $(0.23)            $(0.23)           $(0.24)          $(0.23)          $(0.23)
                                                 ------             ------            ------           ------           ------
Net asset value - end of period                  $ 7.35             $ 7.63            $ 7.57           $ 7.50           $ 7.53
                                                 ======             ======            ======           ======           ======
Total return                                      (0.48)%             3.77%             4.13%            2.64%            4.23%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       1.73%              1.73%             1.72%            1.80%            1.80%
  Net investment income                            3.14%              2.98%             3.11%            3.03%            3.16%
Portfolio turnover                                   60%                31%               51%              78%              43%
Net assets at end of period (000 omitted)        $2,968             $4,282            $3,250           $3,297           $3,013
(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income and the ratios would have been:
      Net investment income                      $ 0.23             $ 0.22            $ 0.23           $ 0.22           $ 0.23
      Ratios (to average net assets):
        Expenses##                                 1.76%              1.84%             1.86%            1.87%            1.84%
        Net investment income                      3.11%              2.85%             2.99%            2.96%            3.12%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. For the year ended April 30, 2000, no such adjustments were made.

At April 30, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of ($951,212) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($492,795), April 30, 2004, ($32,070), April 30, 2005,
($42,827), and April 30, 2008, ($383,520).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 2000, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $163,911.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $3,544 for the year ended April 30, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $7,142 for the year ended April 30, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. A portion of the Class A service fee is currently being paid by the Fund; payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the Trust may determine. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,903 for the year ended April 30, 2000. Fees incurred under the distribution plan during the year ended April 30, 2000, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $214 and $69 for Class B and Class C shares, respectively, for the year ended April 30, 2000. Fees incurred under the distribution plan during the year ended April 30, 2000, were 0.96% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2000, were $1,901, $20,995, and $3,042 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments and short-term obligations, aggregated $32,897,253 and $37,866,901 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $51,692,456
                                                                  -----------
Gross unrealized depreciation                                     $  (678,414)
Gross unrealized appreciation                                         116,290
                                                                  -----------
    Net unrealized depreciation                                   $  (562,124)
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                            YEAR ENDED APRIL 30, 2000                YEAR ENDED APRIL 30, 1999
                                      -------------------------------          -------------------------------
                                            SHARES             AMOUNT                SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                              3,055,083       $ 22,711,978             3,475,079       $ 26,565,639
Shares issued to shareholders
  in reinvestment of
  distributions                            151,026          1,121,357               136,838          1,045,283
Shares reacquired                       (3,465,242)       (25,727,065)           (2,569,307)       (19,623,471)
                                      ------------       ------------          ------------       ------------
    Net increase (decrease)               (259,133)      $ (1,893,730)            1,042,610       $  7,987,451
                                      ============       ============          ============       ============
Class B Shares
                                            YEAR ENDED APRIL 30, 2000                YEAR ENDED APRIL 30, 1999
                                      -------------------------------          -------------------------------
                                            SHARES             AMOUNT                SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                363,110       $  2,697,098               693,816       $  5,299,094
Shares issued to shareholders
  in reinvestment of
  distributions                             18,457            136,923                15,191            116,037
Shares reacquired                         (658,984)        (4,886,961)             (515,764)        (3,932,950)
                                      ------------       ------------          ------------       ------------
    Net increase (decrease)               (277,417)      $ (2,052,940)              193,243       $  1,482,181
                                      ============       ============          ============       ============
Class C Shares
                                            YEAR ENDED APRIL 30, 2000                YEAR ENDED APRIL 30, 1999
                                      -------------------------------          -------------------------------
                                            SHARES             AMOUNT                SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                252,597       $  1,878,868               547,055       $  4,186,765
Shares issued to shareholders
  in reinvestment of
  distributions                             13,398             99,472                13,289            101,514
Shares reacquired                         (423,754)        (3,145,194)             (428,393)        (3,271,128)
                                      ------------       ------------          ------------       ------------
    Net increase (decrease)               (157,759)      $ (1,166,854)              131,951       $  1,017,151
                                      ============       ============          ============       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporarily financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 2000, was $364. The Fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust IX and Shareholders of MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the series constituting MFS Series Trust IX) as of April 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years ended in the five-year period ended April 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund at April 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV, IF
APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

FOR FEDERAL INCOME TAX PURPOSES, 100% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED APRIL 30, 2000, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

--------------------------------------------------------------------------------

MFS(R) MUNICIPAL LIMITED MATURITY FUND

TRUSTEES                                       SECRETARY
J. Atwood Ives+ - Chairman and Chief           Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                 ASSISTANT SECRETARY
                                               James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                           CUSTODIAN
                                               State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor,
Harvard University Graduate School of          AUDITORS
Business Administration                        Deloitte & Touche LLP

Charles W. Schmidt+ - Private Investor         INVESTOR INFORMATION
                                               For information on MFS mutual funds, call
Arnold D. Scott* - Senior Executive            your investment professional or, for an
Vice President, Director, and Secretary,       information kit, call toll free: 1-800-637-2929
MFS Investment Management                      any business day from 9 a.m. to 5 p.m.
                                               Eastern time (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment              INVESTOR SERVICE
Management                                     MFS Service Center, Inc.
                                               P.O. Box 2281
Elaine R. Smith+ - Independent Consultant      Boston, MA 02107-9906

David B. Stone+ - Chairman, North American     For general information, call toll free:
Management Corp. (investment adviser)          1-800-225-2606 any business day from
                                               8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company       For service to speech- or hearing-impaired,
500 Boylston Street                            call toll free: 1-800-637-6576 any business day
Boston, MA 02116-3741                          from 9 a.m. to 5 p.m. Eastern time. (To use
                                               this service, your phone must be equipped with
DISTRIBUTOR                                    a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                            For share prices, account balances, exchanges,
Boston, MA 02116-3741                          or stock and bond outlooks, call toll free:
                                               1-800-MFS-TALK (1-800-637-8255) anytime
CHAIRMAN AND PRESIDENT                         from a touch-tone telephone.
Jeffrey L. Shames*
                                               WORLD WIDE WEB
PORTFOLIO MANAGERS                             www.mfs.com
Michael L. Dawson*
Geoffrey L. Schechter*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) MUNICIPAL
LIMITED MATURITY FUND                                               ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(R)2000 MFS Investment Management(R) .
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MML-2 06/ 00 11M 37/ 237/ 337